INCOME TAX - Reconciliation of federal income tax rate (Details)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
INCOME TAX
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
True-ups	0.60%	0.00%
Change in valuation allowance	4.00%	3.80%
Income tax provision	25.60%	24.80%